Commitments and Contingencies - Right of use assets and lease liabilities for operating leases (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Assets:
Right-of-use assets, net	$ 842	$ 2,102
Total lease assets	842	2,102
Liabilities:
Operating lease liabilities, current	639	1,222
Non-current liabilities: Operating lease liabilities, net of current portion	326	1,094
Total lease liability	$ 965	$ 2,316